Earnings Conference Call Third Quarter 2015 October 20, 2015 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the third quarter 2015. 2

3 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1* Q2 Q3* Q4* Q1 Q2 Q3* Q3 2015 Performance Adjusted Earnings Per Share* (continuing operations) Q3 Q3/Q3 * Excludes discrete & other tax benefits of $0.01 in Q1 2014, $0.03 in Q3 2014, $0.02 in Q4 2014, and $0.05 in Q3 2015 (b) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2014 2015  Revenue impacted by weak global macro conditions, the impact of FX, and continued tough oil & gas markets, partially offset by acquisition growth  US activity declined, largely driven by oil & gas markets and tough comps in retail refrigeration. Asian and European activity softened on reduced capex spending  Segment margin benefitted from broad-based cost and productivity initiatives, partially offsetting the impact of lower volume and business mix  Bookings decline largely driven by oil & gas markets and FX  Book-to-bill of 0.95 Note: Q4 2014 includes restructuring and other costs of $0.17; includes restructuring costs of $0.10 in Q1 2015, $0.01 in Q2 2015, and $0.05 in Q3 2015 Revenue $1.8B -11% $5.3B -9% Adj. EPS (cont.) $1.14 -13% $2.82 -20% Bookings $1.7B -12% $5.2B -12% Seg. Margin 17.0% -180 bps 15.4% -270 bps Adj. Seg. Margin (a) 17.6% -120 bps 16.1% -200 bps Organic Rev. -10% -9% Acq. Growth 3% 4% FCF (b) $243M -6% $521M 31% 9M 9M/9M (a) Adjusted for $11.5 million of restructuring in Q3 2015 and $ 38.7 million for 9m 2015

4 Revenue Q3 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -37% 1% 1% -6% -10% Acquisitions 11% - 1% 1% 3% Currency -2% -6% -5% -2% -4% Total -28% -5% -3% -7% -11% 9M 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -32% 3% 3% -8% -9% Acquisitions 13% - 2% 1% 4% Currency -2% -6% -6% -3% -4% Total -21% -3% -1% -10% -9%

5 Printing & ID Industrial $336 $339 $345 $352 $224 $227 $334 $357 $487 $431 $0 $200 $400 $600 $800 DE Q2 DE Q3 DES Q2 DES Q3 DF Q2 DF Q3 DRE Q2 DRE Q3 Sequential Results – Q2 2015 → Q3 2015 5 $363 $352 $366 $364 $230 $228 $352 $352 $448 $492 $0 $200 $400 $600 $800 DE Q2 DE Q3 DES Q2 DES Q3 DF Q2 DF Q3 DRE Q2 DRE Q3 Revenue -1% -12% +10% +7% Flat +1% -2% +2% Bookings

6 Energy  Revenue decline driven by persistent low demand and inventory adjustments in NA oil & gas markets – Middle East markets holding up well – Bearings & Compression’s energy-related markets weakened on slower OEM build rates  Adjusted margin of 15.1% reflects negative product mix and price pressure, partially offset by the benefits of restructuring  Bookings decline of 33% driven by macro oil & gas trends  Book-to-bill at 0.97 6 Q3 2015 Q3 2014 % Change Revenue $364 $507 -28% Earnings $ 49 $123 -60% Margin 13.4% 24.2% -1080 bps Adj. Earnings* $ 55 $123 -55% Adj. Margin* 15.1% 24.2% -910 bps Bookings $352 $526 -33% Revenue by End-Market % of Q3 Revenue Y / Y Drilling & Production 67% -31% Bearings & Compression 22% -12% Automation 11% -35% $ in millions * Q3 2015 earnings adjusted for $6M in restructuring costs

7 Engineered Systems  Modest organic revenue growth offset by impact of FX – Printing & Identification was flat organically, where solid North American results were offset by a softer Asia and order timing in Europe – Industrial’s organic growth of 1% was led by waste handling and microwave components  Adjusted margin of 18.5% reflects positive business mix and completed restructuring  Bookings decline primarily reflects impact of FX, up 2% organically  Book-to-bill of 0.98 7 Q3 2015 Q3 2014 % Change Revenue $579 $612 -5% Earnings $103 $109 -5% Margin 17.8% 17.8% Flat Adj. Earnings* $107 $109 -2% Adj. Margin* 18.5% 17.8% 70 bps Bookings $565 $592 -4% Revenue by End-Market % of Q3 Revenue Y / Y Growth Printing & Identification 39% -11% Industrial 61% -1% $ in millions * Q3 2015 earnings adjusted for $4M in restructuring costs

8 Fluids  Revenue decline driven by FX; organic growth of 1% reflects: – Solid Fluid Transfer businesses – Strong shipments of plastics-related projects in Pumps, offset by oil & gas market weakness  Strong segment margin reflects positive product mix, leverage on volume and productivity  Bookings growth primarily related to project related orders  Book-to-bill at 1.01 8 Q3 2015 Q3 2014 % Change Revenue $352 $362 -3% Earnings $ 75 $ 68 11% Margin 21.3% 18.7% 260 bps Bookings $357 $351 2% Revenue by End-Market % of Q3 Revenue Y / Y Growth Pumps 42% -7% Fluid Transfer 58% 1% $ in millions

9 Refrigeration & Food Equipment  Revenue decline primarily reflects anticipated reduced volume from a key retail refrigeration customer – Within Food Equipment, can- shaping equipment results were improved, but were impacted by a delayed large shipment  Margin improvement reflects reduced manufacturing and supply chain costs versus last year, and the benefits of restructuring  Bookings reflect normal seasonality off a lower base  Book-to-bill at 0.87 9 Q3 2015 Q3 2014 % Change Revenue $492 $529 -7% Earnings $ 77 $ 78 -2% Margin 15.6% 14.8% 80 bps Bookings $431 $459 -6% Revenue by End-Market % of Q3 Revenue Y / Y Growth Refrigeration 79% -8% Food Equipment 21% -4% $ in millions

10 Q3 2015 Overview 10 Q3 2015 Net Interest Expense $32 million, inline with forecast Corporate Expense $26 million, down $2 million from last year; reflecting continuing cost management initiatives Effective Tax Rate (ETR) Q3 rate was 27.3%, excluding discrete tax benefits of $0.05 cents. Rate reflects the benefits from restructuring international operations Capex $40 million, generally inline with expectations Share Repurchases Repurchased 1.5M shares ($100M) in quarter

11 FY 2015 Guidance  Revenue – Organic revenue: (10% - 9%) – Completed acquisitions: ≈ 3% – FX impact: (4%) – Total revenue: (11% - 10%)  Corporate expense: ≈ $107 million  Interest expense: ≈ $127 million  Full-year tax rate: ≈ 28.5%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 12% of revenue 2015 Organic growth rate Energy (34% - 33%) Engineered Systems ≈ 3% Fluids 2% - 3% Refrigeration & Food Equipment (8% - 7%) Total organic (10% - 9%) Acquisitions ≈ 3% (a) FX Impact (4%) Total revenue (11% - 10%) (a) Reflects completed acquisitions. Does not include Tokheim, JK or Gala

12 2015 EPS Guidance – Continuing Ops  2014 EPS – Continuing Ops (GAAP) $ 4.61 – Less 2014 tax items(1): (0.07)  2014 Adjusted EPS $ 4.54 – Net restructuring and one-time items(2): (0.04 - 0.02) – Performance including restructuring benefits & deal costs (3): (1.15 - 1.11) – Acquisitions(4): ≈ 0.04 – Shares(5): ≈ 0.21 – Interest / Corp. / Tax rate / Other (net): 0.08 - 0.09  2015 Adjusted EPS – Continuing Ops $3.68 - $3.75 – Plus 2015 tax items(6): $0.05  2015 EPS – Continuing Ops (GAAP) $3.73 - $3.80 (1) $0.01 in Q1 2014 , $0.03 in Q3 2014 and $0.02 in Q4 2014 (4) Deals completed, principally Accelerated (does not include Tokheim, JK, or Gala) (5) Based on 2015 repurchases of $600M (2) Includes restructuring charges of $0.16 in Q4 2014 and approximately $0.20 in FY 2015, and pension settlement costs of $0.01 in Q4 2014 (3) Includes restructuring benefits of $0.40 - $0.41, and deal costs of $0.02 in Q3 2015 (6) $0.05 in Q3 2015